                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Filed by the Registrant [X]

        Filed by a party other than the Registrant [ ]

        Check the appropriate box:

    [ ] Preliminary Proxy Statement        [ ] Confidential, For Use of the Com-
                                               mission  Only (as permitted by
    [X] Definitive Proxy Statement             Rule 14a-6(e)(2))

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Under Rule 14a-12

                          CAPSTONE TURBINE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5)  Total fee paid:

--------------------------------------------------------------------------------
    [ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

--------------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3)  Filing Party:

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    (4)  Date Filed:

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

 [CAPSTONE LOGO]

                          CAPSTONE TURBINE CORPORATION
                             21211 NORDHOFF STREET
                          CHATSWORTH, CALIFORNIA 91311

                                                                  April 10, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 annual meeting of stockholders of Capstone Turbine Corporation to be held at the Capstone Turbine Corporation Headquarters, 21211 Nordhoff Street, Chatsworth, California, 91311 on May 9, 2001, at 9:00 a.m., PDT. This is our first annual meeting since we became a public company last year, and we look forward to greeting as many of our stockholders as possible.

     At the annual meeting, stockholders will be asked to elect seven directors to Capstone's Board of Directors. Information about the nominees is contained in the proxy statement that follows.

     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. Therefore, I urge you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the annual meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Capstone.

                                          Sincerely,

                                          /s/ Ake Almgren
                                          Ake Almgren
                                          President and Chief Executive Officer

                          CAPSTONE TURBINE CORPORATION
                             21211 NORDHOFF STREET
                          CHATSWORTH, CALIFORNIA 91311

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 2001

To Our Stockholders:

     Capstone Turbine Corporation ("Capstone") will hold its 2001 annual meeting of stockholders at the Capstone Turbine Corporation Headquarters, 21211 Nordhoff Street, Chatsworth, California, 91311 on May 9, 2001, at 9:00 a.m., PDT. The purpose of the meeting is:

     1. To elect seven directors to Capstone's Board of Directors; and

     2. To transact any other business that is properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

     The Board of Directors has fixed the close of business on March 23, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the annual meeting. We will make a list of stockholders available for examination for the ten days prior to the annual meeting at Capstone Turbine Corporation Headquarters, 21211 Nordhoff Street, Chatsworth, California.

     WE ARE SOLICITING THE ENCLOSED PROXY ON BEHALF OF THE BOARD OF DIRECTORS OF CAPSTONE FOR USE AT OUR 2001 ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS OF CAPSTONE RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE ENCLOSED PROXY. Please refer to the attached proxy statement, which forms a part of this notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

     All stockholders are cordially invited to attend the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ JEFFREY WATTS
                                          Jeffrey Watts
                                          Senior Vice President, Finance &
                                          Administration, Chief
                                          Financial Officer and Secretary

Chatsworth, CA
April 10, 2001

                                   IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE CAPSTONE THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy will not prevent you from voting your stock in person at the meeting if you desire to do so, as your proxy is revocable at your option.

                          CAPSTONE TURBINE CORPORATION
                             21211 NORDHOFF STREET
                          CHATSWORTH, CALIFORNIA 91311

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2001

INFORMATION ABOUT THE 2001 ANNUAL MEETING

     On behalf of our Board of Directors, we are soliciting proxies from holders of Capstone's issued and outstanding shares of common stock, par value $.001 per share, for use at our 2001 annual meeting of stockholders, which will be held at 9:00 a.m. on May 9, 2001, at the Capstone Turbine Corporation Headquarters, 21211 Nordhoff Street, Chatsworth, California 91311 and any adjournment or postponements of the annual meeting. Proxies will be used for the following purposes:

     1. To elect seven directors to Capstone's Board of Directors to serve until the annual meeting of stockholders in the year 2002 and until their respective successors are duly elected and qualified; and

     2. To transact any other business that is properly brought before the annual meeting.

     If you were a stockholder of record at the close of business on March 23, 2001, you are entitled to notice of, and to vote at, the annual meeting. At that date, 76,009,984 shares of common stock were outstanding. Each share of common stock is entitled to one vote. A majority of the shares of common stock outstanding must be presented at the annual meeting in person or by proxy to constitute a quorum for the transaction of business at the annual meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" will be counted as shares present and entitled to vote for purposes of determining the existence of a quorum. The seven nominees for director receiving the highest number of votes will be elected to our Board of Directors. For purposes of calculating the votes cast in the election of directors, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote regarding the election of the director nominee.

     A copy of Capstone's fiscal 2000 annual report to stockholders and this proxy statement and accompanying proxy card will be first mailed to stockholders on or about April 12, 2001. The 2000 annual report to stockholders includes our audited financial statements.

VOTING PROCEDURES

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to sign, date and return the proxy card at or before the meeting. Concerning the election of directors, you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

     You may revoke your proxy at any time before it is actually voted at the annual meeting by: (a) delivering written notice of revocation to the Secretary of Capstone at our address above, (b) submitting a later dated proxy, or (c) attending the annual meeting and voting in person. Attendance at the annual meeting will not, by itself, constitute revocation of the proxy. You may also be represented by another person present at the annual meeting by executing a form of proxy designating such person to act on your behalf.

     Each unrevoked proxy card properly signed and received prior to the close of the annual meeting will be voted as indicated. Unless otherwise specified on the proxy or if no instruction is given on the proxy, the shares represented by a signed proxy card will be voted FOR each of the nominees listed on the proxy card.

     We are not aware of any matter that will be brought before the annual meeting other than those described in this proxy statement. If any other matter is properly brought before the annual meeting or any adjournment or postponement of the annual meeting in accordance with our bylaws, the persons named as your proxy will be authorized by the proxy card to vote the shares represented by that proxy card in accordance with their best judgment.

     If you mark your proxy to abstain from voting on any matter, your shares will be counted for purposes of determining whether there is a quorum but will not be voted on that matter. Similarly, if a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining whether there is a quorum but will not be voted (and will not be treated as present and entitled to vote) on that matter.

     We will pay the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. In addition to the use of the mail, our directors, officers or employees may solicit proxies by telephone, facsimile or other means. These individuals will not receive any additional compensation for these efforts. Capstone has retained MacKenzie Partners, Inc., telephone (800) 322-2885, to assist in the solicitation of proxies. The estimated cost of the services is $4,000, plus expenses.

     Votes cast at the annual meeting will be tabulated by the persons appointed by Capstone to act as inspectors of election for the annual meeting.

     Capstone's executive offices are located at 21211 Nordhoff Street, Chatsworth, California 91311, telephone (818) 734-5300.

INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Deloitte & Touche LLP, independent public accountants for Capstone for fiscal year 2000 and the current fiscal year, will be present at the annual meeting, will have an opportunity to make a statement should they wish to do so, and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS FOR 2002 ANNUAL MEETING

     Stockholder proposals or nominations for director intended to be presented at the 2002 annual meeting of stockholders must be received at Capstone's executive offices no later than the close of business on December 13, 2001 to be considered for inclusion in Capstone's proxy statement and form of proxy used in connection with the 2002 annual meeting.

     In addition to the above requirement, stockholders who wish to present proposals or nominations for director at next year's or any other annual meeting must comply with our bylaws. Among other requirements, our bylaws provide that any stockholder intending to present their proposal or nomination for director at the 2002 annual meeting must provide the appropriate notice of any proposal or nomination to our executive offices no later than the close of business on December 13, 2001. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with these procedures, our bylaws or any applicable laws. A copy of our bylaws may be obtained by submitting a request to the Secretary at our executive offices.

     In accordance with Security and Exchange Commission rules, the person named as your proxy will be permitted to vote the shares represented by that proxy in his or her discretion if the appropriate notice of such proposal or nomination is not received at Capstone's executive offices by December 13, 2001.
                            ------------------------

              The date of this proxy statement is April 10, 2001.

                                 PROPOSAL NO. 1

                ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

     Capstone's Board of Directors currently consists of seven members. Pursuant to Capstone's certificate of incorporation, bylaws and resolutions adopted by Capstone's Board of Directors, at each annual meeting each of the seven directors are to be elected to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.

     Absent any instructions to the contrary, the accompanying proxy will be voted in favor of the persons named below to serve as directors. The seven nominees for director receiving the highest number of votes will be elected to our Board of Directors. Management expects that each of the nominees will be available for election, but if for unforeseen reasons (such as death or disability) any of them is not a candidate at the time the election occurs, your proxy may be voted for the election of another substitute nominee to be designated by the Board of Directors.

     The nominees for election are Ake Almgren, Richard Aube, John Jaggers, Jean-Rene Marcoux, John G. McDonald, Benjamin M. Rosen and Eric Young.

     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all nominees.

     The information below relating to the nominees for election as director has been furnished to Capstone by the respective individuals.

                                          DIRECTOR
              NAME                 AGE     SINCE      POSITIONS CURRENTLY HELD WITH CAPSTONE
              ----                 ---    --------    --------------------------------------
Ake Almgren......................  54       2000      President, Chief Executive Officer and
                                                      Director
Richard Aube(1)..................  32       2000      Director
John Jaggers(2)..................  50       1993      Director
Jean-Rene Marcoux................  56       2000      Director
John G. McDonald(1)..............  63       2001      Director
Benjamin M. Rosen(2).............  68       1993      Director
Eric Young(1)....................  45       1993      Director

---------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

     AKE ALMGREN. Dr. Almgren joined us in July 1998 as President and Chief Executive Officer after a 26-year career at ASEA Brown Boveri Limited ("ABB"), a worldwide power solutions company. While at ABB, Dr. Almgren held the position of worldwide Business Area Manager for Distribution Transformers and managed the operation of 36 plants in 28 countries. He also was President of ABB Power T&D Company, President of ABB Power Distribution, and President of ABB Power Systems during his tenure at ABB. In addition, Dr. Almgren has also been President of Autoliv, an automotive restraint company. Dr. Almgren holds a Ph.D. in Engineering from Linkopings Tekniska Hogskola in Sweden and a Masters of Mechanical Engineering from the Royal Institute of Technology in Stockholm, Sweden. He is a citizen of Sweden and has worked and lived in the United States during the last nine years.

     RICHARD AUBE. Mr. Aube became our director in 2000. Mr. Aube is currently a Partner of The Beacon Group Energy Fund. Mr. Aube joined The Beacon Group in 1993, focusing on the firm's investment activities in the energy sector. Prior to joining The Beacon Group, Mr. Aube was an investment banker in the Natural Resources Group at Morgan Stanley & Co. Incorporated. Mr. Aube is a director of Proton Energy Systems, a public company which designs, develops and manufactures proton exchange membrane technology, and Powercell Corporation and STM Power, Inc., each a private power technology company.

     JOHN JAGGERS. Mr. Jaggers has been our director since 1993. Mr. Jaggers is also a general partner of, and the Chief Financial Officer of, Sevin Rosen Funds, a venture capital firm managing a several hundred million dollar portfolio. Mr. Jaggers joined Sevin Rosen Funds, a current stockholder, in 1988, focusing on software and information services. Prior to joining Sevin Rosen Funds, Mr. Jaggers spent eight years in the venture capital and corporate financing activities of Rotan Mosle Inc., where he specialized in new technologies and small, rapidly growing companies. Mr. Jaggers received his Bachelors and Masters degrees in Electrical Engineering from Rice University. He received his MBA from Harvard University.

     JEAN-RENE MARCOUX. Mr. Marcoux became our director in 2000. Mr. Marcoux first joined Hydro-Quebec in 1969 and for over ten years occupied several positions in IREQ, its research institute. Mr. Marcoux left IREQ in 1997 to serve as President and Chief Executive Officer of Hydro-Quebec CapiTech and General Manager Technology Marketing and Affiliates. Prior to that, he held positions related to business development with GEC-Althom and ABB.

     JOHN G. (JACK) MCDONALD. Mr. McDonald became our director in 2001. Mr. McDonald is The IBJ Professor of Finance in the Graduate School of Business at Stanford. Since 1968 he has taught MBA courses and executive programs in three broad subject areas: investment management, entrepreneurial finance/private equity, and corporate finance all with a global perspective. Since 1994, Mr. McDonald has served on the Harvard Overseers' Visiting Committee of Harvard Business School. In January 1987, McDonald was elected to the Board of Governors of the National Association of Securities Dealers in Washington, D.C. Professor McDonald serves as an independent director on the boards of directors of Varian, Inc., Scholastic Corporation, Plum Creek Timber Co. Inc. and iStar Financial Inc. He also serves as a director or trustee of eight investment companies managed by Capital Research & Management Company.

     BENJAMIN M. ROSEN. Mr. Rosen has been our director since 1993. Mr. Rosen is the former Chairman of the Board of Directors of Compaq Computer Corporation, a personal computer manufacturer, and is also a co-founder of Sevin Rosen Funds, a venture capital firm managing a several hundred million dollar portfolio. Mr. Rosen is also a member of the board of directors of Ask Jeeves. Mr. Rosen is Vice-Chairman of the board of trustees of the California Institute of Technology, a member of the board of managers of Memorial Sloan-Kettering Cancer Center, and a member of the board of overseers of Columbia Business School. Mr. Rosen received a BS degree in Electrical Engineering from Caltech, an MS in Electrical Engineering from Stanford University and an MBA from Columbia University.

     ERIC YOUNG. Mr. Young has been our director since 1993. Mr. Young is a cofounder of Canaan Partners, a venture capital investment firm, and has served as a general partner since its inception in 1987. From 1979 to 1987, Mr. Young held various management positions with General Electric Co. and G.E. Venture Capital, a venture capital investment firm and subsidiary of General Electric. Mr. Young is also a director of several private entities. Mr. Young holds an MBA from Northwestern University and a BS in Mechanical Engineering from Cornell University.

BOARD OF DIRECTORS AND COMMITTEES

BOARD OF DIRECTORS

     The Board of Directors of Capstone met seven (7) times during fiscal year 2000. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served. We have an Audit Committee and a Compensation Committee of our Board of Directors. We do not have a Nominating Committee.

AUDIT COMMITTEE

     At our initial public offering, the Audit Committee consisted of Richard Aube, Peter Steele and Eric Young. Mr. Steele resigned from the Board of Directors in October 2000. John McDonald was appointed to our Board of Directors and our Audit Committee to fill the vacancy in April 2001. Pursuant to the charter of the Audit Committee (which is attached as Appendix A to this proxy statement), the functions of the Audit Committee include: (a) monitoring and overseeing Capstone's financial reports and accounting practices, (b) annually recommending to the Board of Directors the independent public accountants as auditors of the books, records and accounts of Capstone, and (c) monitoring the scope of audits made by the independent public accountants and the audit reports submitted by the independent public accountants. During fiscal year 2000, the Audit Committee held one (1) meeting. Each member of the Audit Committee is considered an "independent director" as defined by the National Association of Securities Dealers rules. Richard Aube serves as the chair of the Audit Committee.

COMPENSATION COMMITTEE

     The Compensation Committee consists of Messrs. Jaggers and Rosen. As directed by the Board of Directors, the functions of the Compensation Committee include ensuring that the officers and management personnel of Capstone are compensated in terms of salaries, supplemental compensation and benefits in a manner that is internally equitable and externally competitive, and administering the following benefit plans of Capstone: the 1993 Incentive Stock Option Plan, Employee Stock Purchase Plan, and 2000 Equity Incentive Plan. During fiscal year 2000, the Compensation Committee held three (3) meetings. Mr. Jaggers is the chair of the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, Messrs. Jaggers and Rosen served on our Compensation Committee. Neither is or has been an officer or employee of Capstone or any of its subsidiaries. Neither has had a direct or indirect interest in any transaction or series of transactions with Capstone or any of its subsidiaries where the amount involved exceeds $60,000. Neither is or has been a director or member of the compensation committee of another entity, one of whose executive officers serves or has served on the Compensation Committee of Capstone. In addition, neither is or has been a member of the compensation committee of another entity, one of whose executive officers is or has been a director of Capstone.

DIRECTOR COMPENSATION

     Directors who are non-employee directors may receive compensation for their services as directors as set forth below. Dr. Almgren, our sole employee director, receives no separate compensation for his service on our Board of Directors. In addition, all directors are reimbursed for the expenses they incur in attending the board or committee meetings.

     Non-employee directors are eligible to participate in our 2000 Equity Incentive Plan, as amended (the "2000 Equity Plan"). Under the 2000 Equity Plan, our non-employee directors were granted initial stock options to purchase 21,600 shares of our common stock on the date of our initial public offering. The 2000 Equity Plan provides that the Board may grant to a non-employee director who joins the Board of Directors after our initial public offering, on his or her initial election to the Board of Directors, an initial stock option to purchase 21,600 shares of our common stock. The 2000 Equity Plan further provides that the Board of Directors may grant subsequent stock options to our non-employee directors to purchase 21,600 shares of our common stock on the date of the first annual meeting of our stockholders that occurs in every third year after the non-employee director's initial grant and at which the non-employee director is reelected to our Board of Directors. The initial and subsequent stock options granted to our non-employee directors vest, in three equal installments over three years, based upon continuing service as a director.

     The 2000 Equity Plan provides that a non-employee director may elect, in advance of being granted an initial or a subsequent stock option, to receive in lieu of the option (or any portion of the option) cash compensation in the amount of $5.56 for each share of common stock that the non-employee director elects not to receive, with the aggregate amount of this cash compensation to be paid in quarterly installments, in arrears, over three years, subject to continuing service as a director. Any such election made by a non-employee director to receive cash compensation must be made in writing, must be delivered to the Board of Directors, and will be irrevocable once made.

     Employee directors are eligible to participate in our 2000 Employee Stock Purchase Plan (the "2000 Purchase Plan"), as long as they meet eligibility requirements, including not owning, immediately after an option is granted under the 2000 Purchase Plan, 5% or more of the voting power of all classes of stock.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The seven nominees for director receiving the highest number of votes will be elected to our Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS. A PROPERLY EXECUTED PROXY WILL BE VOTED FOR THE ELECTION OF THESE NOMINEES UNLESS YOU DESIGNATE OTHERWISE.

                               EXECUTIVE OFFICERS

     The following information with respect to the executive officers of Capstone as of March 28, 2001 was supplied by the respective individuals:

          NAME            AGE                         POSITION
          ----            ---                         --------
EXECUTIVE OFFICERS:
Ake Almgren.............  54     President and Chief Executive Officer and Director
Jeffrey Watts...........  50     Senior Vice President, Finance and Administration,
                                 Chief Financial Officer and Secretary
William Treece..........  60     Senior Vice President, Strategic Technology
                                 Development

     Ake Almgren's biography appears under "Proposal 1 -- Election of Directors to the Board of Directors."

     JEFFREY WATTS. Mr. Watts has been our Chief Financial Officer since 1995 and also serves as our Senior Vice President of Finance and Administration and Secretary. Mr. Watts has over 20 years of experience in financial management and strategic planning for companies including IBM Corporation, Deloitte & Touche LLP, a professional services firm, and McKinsey & Company, Inc. Prior to joining us, he was Senior Vice President and Chief Financial Officer of P-Com, Inc., a telecommunications equipment supplier, where he led it through various private financings, an initial public offering and its first secondary offering. He holds a BA degree in Economics from the University of California, Berkeley and an MBA from the University of Chicago.

     WILLIAM TREECE. Mr. Treece joined us in 1997 as our Vice President of Engineering and in 1998 became our Senior Vice President of Engineering. Mr. Treece became our Senior Vice President, Strategic Technology Development, in March 2000. Prior to joining us, Mr. Treece had a 24-year career with Sundstrand Aerospace, a large aerospace company, where he held a number of positions including Director of Engineering, Director of Operations, and Director of Commercial Programs. During his career, Mr. Treece has worked on all aspects of turbine development, manufacturing and marketing. He holds a BS in Mechanical Engineering from Indiana Institute of Technology and has done graduate work in engineering and business at the University of Southern California and San Diego State University.

                         EXECUTIVE OFFICER COMPENSATION

     The following table discloses compensation received for the prior two fiscal years ended December 31, 2000, by the Chief Executive Officer and our executive officers (the "Named Executive Officers").
                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                          ANNUAL             AWARDS
                                                      COMPENSATION(2)      SECURITIES
                                                    -------------------    UNDERLYING     ALL OTHER
        NAME AND PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)    OPTIONS(3)    COMPENSATION
        ---------------------------          ----   --------   --------   ------------   ------------
Ake Almgren................................  2000   $275,000   $150,000      150,000          --
  President and                              1999    200,000    100,000    1,245,000          --
  Chief Executive Officer and Director
Jeffrey Watts..............................  2000    164,000         --       90,000          --
  Senior Vice President Finance and          1999    153,462         --      285,300          --
  Administration, CFO and Secretary
William Treece.............................  2000    150,000         --           --          --
  Senior Vice President Strategic            1999    146,338         --      120,000          --
  Technology Development

---------------
(1) Unless otherwise noted, the amount for any year represents the amount earned in that year, whether or not paid in a subsequent year. The amount of any bonus was determined by the Compensation Committee of the Board of Directors.

(2) The aggregate amount of the perquisites and other personal benefits, securities and property for each of the Named Executive Officers is less than the lesser of $50,000 or 10% of such officer's total salary and bonus.

(3) Options to purchase an aggregate of 5,624,097 shares of common stock have been granted to directors, executive officers and other employees of Capstone and are currently outstanding. An additional 3,522,509 shares of common stock are reserved for issuance under Capstone's 2000 Plan.

COMPENSATION PURSUANT TO STOCK OPTIONS

     The following table sets forth information relating to option grants in fiscal year 2000 to the Named Executive Officers.
                       OPTION GRANTS IN FISCAL YEAR 2000

                                                 INDIVIDUAL GRANTS                       POTENTIAL REALIZED VALUE
                             ---------------------------------------------------------    AT ASSUMED ANNUAL RATES
                               NUMBER OF                                                      OF STOCK PRICE
                              SECURITIES     PERCENT OF TOTAL                             APPRECIATION FOR OPTION
                              UNDERLYING     OPTIONS GRANTED    EXERCISE                          TERM(2)
                                OPTIONS      TO EMPLOYEES IN      PRICE     EXPIRATION   -------------------------
           NAME              GRANTED(#)(1)     FISCAL YEAR      ($/SHARE)      DATE         5%($)        10%($)
           ----              -------------   ----------------   ---------   ----------   -----------   -----------
Ake Almgren................     150,000            9.98%          $3.33       3/1/10      6,071,558     9,570,276
Jeffrey Watts..............      90,000            5.99%           3.33       3/1/10      3,642,935     5,742,165
William Treece.............          --              --              --           --             --            --

---------------
(1) All options listed were granted pursuant to the 1993 Stock Option Plan. Option exercise prices were at the market price when granted. The options have a term of 10 years and vest over 4 years. The exercise price and federal tax withholding may be paid in cash or with shares of Capstone stock already owned.

(2) Potential realizable values are based on assumed annual rates of return and are included pursuant to the rules of the Securities and Exchange Commission and do not represent a prediction of future stock price. Actual stock prices will vary from time to time based upon market factors and Capstone's financial performance. No assurances can be given that these appreciation rates will be achieved.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR END OPTION VALUES

     The following table provides information on option exercises in fiscal year 2000 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2000.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                             SHARES                      OPTIONS AT FISCAL             IN-THE-MONEY OPTIONS
                            ACQUIRED      VALUE             YEAR END(#)               AT FISCAL YEAR END($)
                           ON EXERCISE   REALIZED   ---------------------------   ------------------------------
          NAME                 (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE(1)
          ----             -----------   --------   -----------   -------------   -----------   ----------------
Ake Almgren..............    120,000     $260,000     844,063       1,210,937     $23,038,243     $32,846,757
Jeffrey Watts............    134,850       31,213     142,931         262,369       3,954,424       6,988,876
William Treece...........     58,125      135,625      64,375          87,500       1,769,792       2,410,833

---------------
(1) Based on a closing price of $28.00 per share of common stock on December 29, 2000, as reported on Nasdaq.

EMPLOYMENT AGREEMENTS

     Capstone has entered into a letter agreement with Dr. Ake Almgren, our President and Chief Executive Officer. During his employment, Dr. Almgren will receive a base salary plus a bonus of up to $150,000 based on the achievement of annual objectives and stock options under Capstone's 2000 Plan, originally granted in the amount of 780,000 shares vesting over four years. Upon termination of his employment, Dr. Almgren will receive an amount equaling the monthly rate of the base salary for the six months following termination. For 2000, Dr. Almgren's base salary was $275,000.

     The Board of Directors has adopted an accelerated vesting schedule with respect to options granted to Dr. Almgren, our Chief Executive Officer and a director of Capstone, and Mr. Watts, our Chief Financial Officer, such that these executive officers' options immediately vest upon an acquisition of Capstone or an acquisition of 50% of the voting power or economic interest of Capstone.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Capstone's shares of common stock by: (i) each person known by Capstone to be the beneficial owner of five percent or more of Capstone's common stock, (ii) each director and each Named Executive Officer, and (iii) directors and such Named Executive Officers as a group as of February 23, 2001. Except as indicated below, each person has sole voting and investment power over the shares of common stock beneficially owned by such person, and except as those powers may be shared with the person's spouse under applicable law.

     Capstone has relied upon information supplied by it directors and Named Executive Officers and certain stockholders and upon information contained in filings with the Securities and Exchange Commission. The information set forth regarding the owners of five percent or more of Capstone's common stock is based on Forms 13F and 13G filed with the Securities and Exchange Commission, as of December 31, 2000.

                                                             AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP
                                                             OF COMMON SHARES AS
                          NAMES**                            OF FEBRUARY 23, 2001    PERCENT OF CLASS
                          -------                            --------------------    ----------------
EXECUTIVE OFFICERS:
Dr. Ake Almgren(1).........................................        1,123,438                1.5%
Jeffrey Watts(2)...........................................          361,651                  *
William Treece(3)..........................................          140,000                  *

DIRECTORS:
Dr. Ake Almgren(1).........................................        1,123,438                1.5%
Richard Aube(4)............................................        3,392,862                4.5%
John Jaggers(5)............................................        2,531,899                3.3%
Jean-Rene Marcoux(6).......................................        1,190,476                1.6%
Jack McDonald..............................................               --                  *
Benjamin Rosen.............................................        3,121,856                4.1%
Eric Young(7)..............................................        1,048,029                1.4%

EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (9 PERSONS)....       12,910,211               16.8%

CERTAIN BENEFICIAL OWNERS:
Awatea (Fletcher Challenge)................................        7,349,510                9.7%
  Ronald Trotter House
  583 Great South Road Penrose
  Private Bag 92114, Auckland
  New Zealand
RHO Management Trust I.....................................        5,680,007                7.5%
  Carnegie Hall Tower
  152 West 57th Street, 23rd Floor
  New York, NY 10019
Southern Union Technology Partners, L.P....................        3,770,977                5.0%
  504 Lavaca, Suite 800
  Austin, TX 78701

---------------
 *  Less than 1%.

** Unless otherwise indicated, the address of each person listed is c/o Capstone Turbine Corporation, 21211 Nordhoff Street, Chatsworth, California 91311.

(1) Beneficial ownership includes 1,053,438 shares that may be acquired upon exercise of stock options exercisable within the next 60 days of February 23, 2001.

(2) Represents 140,570 shares held by the Jeffrey Ross Watts & Julie Ann Watts Family Trust and includes 60,000 shares beneficially owned by Mr. Watts' children over which Mr. Watts has sole voting and investment power. Beneficial ownership includes 161,081 shares that may be acquired upon exercise of stock options exercisable within the next 60 days of February 23, 2001.

(3) Beneficial ownership includes 140,000 shares that may be acquired upon exercise of stock options exercisable within the next 60 days of February 23, 2001.

(4) Represents 3,392,862 shares held by the Beacon Group Energy Investment Fund II LP. Mr. Aube disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5) Includes 2,495,445 shares held by various venture capital partnerships managed by Sevin Rosen Funds. Mr. Jaggers disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Amount also includes 2,500 shares held in a trust by Mr. Jaggers.

(6) Represents 1,190,476 shares held by Hydro-Quebec CapiTech, Inc. Mr. Marcoux disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7) Includes 984,419 shares held by the Canaan Partnership Funds. Mr. Young disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

                            AUDIT COMMITTEE REPORT*

     The Audit Committee of our Board of Directors will be composed of three independent directors as required by the listing standards of the Nasdaq Stock Market prior to the date of the annual meeting. The Audit Committee operates under a written charter adopted by the Board of Directors (attached as Appendix
A). The members of the Audit Committee as of the date of the annual meeting will be Richard Aube, Jack McDonald and Eric Young.

     Our management has the primary responsibility for the Company's financial statements, as well as its financial reporting process, principles and internal controls. Our independent accountants have the primary responsibility for performing an independent audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted auditing standards and to issue a report on its audit. The role of the Audit Committee is to monitor and oversee these processes on behalf of the Board of Directors. In addition, the Audit Committee recommends to the Board of Directors the selection of our independent accountants.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements of Capstone as of and for the year ended December 31, 2000 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from Capstone.

     In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Submitted on March 21, 2001 by the members of the Audit Committee of the Company's Board of Directors as of that date.

                                          AUDIT COMMITTEE:

                                          Richard Aube
                                          Eric Young

---------------

* Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee of our Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

FEES PAID TO INDEPENDENT AUDITOR

     The fees paid to Deloitte & Touche LLP, Capstone's independent auditor, during the 2000 fiscal year are as follows:

                                                            FEES PAID
                                                            ---------
Audit Fees................................................  $ 125,00(1)
Financial Information Systems Design and Implementation
  Fees....................................................    88,000(2)
All Other Fees............................................   628,000(3)
                                                            --------
Total Fees Paid in 2000...................................  $841,000
                                                            ========

(1) Includes the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of Capstone's annual financial statements for the 2000 fiscal year and the reviews of the financial statements included in Capstone's Quarterly Reports on Form 10-Q for the 2000 fiscal year.

(2) Includes the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the provision of information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the 2000 fiscal year.

(3) Includes the aggregate fees billed for all services rendered by Deloitte & Touche LLP, other than fees for the services which must be reported under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the 2000 fiscal year. These fees were primarily incurred in connection with Capstone's initial public offering and secondary offering completed during the 2000 fiscal year.

     The Audit Committee of our Board of Directors has considered whether the provision of the information technology services and non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP.

                             COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION*

     Capstone's executive compensation policy is to offer a package including a competitive salary, an incentive bonus based upon individual performance goals and a competitive benefits package. The Compensation Committee's goal is to develop, administer and monitor the executive compensation plans and programs of Capstone and to determine the appropriate executive compensation levels that will enable Capstone to attract and retain qualified executives.

GENERAL POLICIES REGARDING COMPENSATION OF EXECUTIVE OFFICERS

     In establishing compensation for executive officers, the Committee seeks to:

     - Attract and retain individuals of superior ability and managerial talent;

     - Ensure senior officer compensation is aligned with Capstone's corporate strategies, business objectives as well as the long-term interests of Capstone's stockholders;

     - Increase the incentive to achieve key strategic and financial performance measures by linking annual incentive award opportunities to the achievement of specific performance goals in these areas; and

     - Enhance the incentive to maximize stockholder value, as well as enhance the opportunities for retention of key people, through providing a portion of the total compensation opportunities for senior officers in the form of restricted stock or stock options.

---------------

* Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Compensation Committee of our Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

DETERMINATION OF COMPENSATION OF EXECUTIVE OFFICERS FOR THE YEAR 2000

     Capstone's 2000 compensation decisions were made with a view toward furthering the foregoing compensation objectives and in light of Capstone's 2000 performance. In determining the total amount of cash compensation paid to its senior executive officers, the Committee evaluated the following in determining the desired positioning of Capstone relative to the market, as well as the desired mix of base salary, annual incentives and long-term compensation opportunities:

     - Performance of Capstone for 2000 as compared to other distributed power generation companies;

     - Performance of Capstone for 2000 as compared to its performance targets;

     - The current economic environment of the distributed power generation industry in general.

     To these ends, Capstone's executive compensation package consists of a fixed base salary and incentive compensation, including cash bonuses and stock-based long term incentive awards.

     Base Salary. Salary levels of executive officers are established after a review of companies comparable to Capstone. Individual base salaries are reviewed at least annually and salary increases are granted based on each executive's performance. Other subjective features are considered, such as the individual's experience and performance.

     Incentive Compensation. Capstone's incentive compensation includes annual bonuses and long term compensation and is designed to motivate all employees by linking such compensation awards to the achievement of performance benchmark goals. An executive officer's annual bonus is based upon a combination of performance factors, primarily overall corporate performance.

     For 2000, overall corporate goals were measured on the basis of achieving targeted operations, development, financing and stockholder return objectives. These objectives included completed research and development, execution of specific financing strategies and contributions to total stockholder return. Individual performance measures are assessed in a subjective manner based upon each individual's annual goals.

     Long term compensation comprised of stock options gives key employees the opportunity to participate in the appreciation of Capstone's common stock. The members of the Committee believe that share performance, over the long term, will reflect executive performance and that such arrangements further reinforce management goals and incentives to achieve stockholder objectives, including increasing Capstone's stock price and, therefore, the return to Capstone's stockholders.

     In granting stock-based awards, the Committee takes into account such factors as it determines to be appropriate under the circumstances, including an assessment of the senior officer's achieved performance goals and objectives, the extent of an executive officer's equity ownership in Capstone and the amount and value of long-term compensation and stock-based compensation received by similarly situated executive officers at competitor companies. Stock options are granted at 100% of the stock's fair market value on the grant date. Capstone granted stock options to its executive officers during 2000.

     Chief Executive Officer Compensation. The compensation of Dr. Ake Almgren for the year ended December 31, 2000 was determined on the same general basis as discussed above. In determining the total amount of cash compensation paid to Dr. Almgren, the Committee evaluated the following:

     - Performance of Capstone for 2000 as compared to other distributed power generation companies;

     - Performance of Capstone for 2000 as compared to its performance targets;

     - The current economic environment of the distributed power generation industry in general.

     Specifically, the Committee gave substantial weight to the achievement of Capstone's initial public offering and the execution of other specific financing strategies, completed research and development and the specific contributions that the CEO personally made in strategically positioning Capstone to be a leader in its target markets. In consideration of the above described compensation objectives and guidelines, the base salary for Dr. Almgren, the President and Chief Executive Officer, for the 2000 fiscal year was $275,000. In addition for the 2000 fiscal year, Dr. Almgren received a bonus of $150,000 and option grants to purchase 150,000 shares of the Company's common stock.

LIMITATION ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION.

     Section 162(m) of the Internal Revenue Code of 1986 as amended, limits the deductibility of compensation paid to certain executive officers of Capstone to the extent that the compensation exceeds $1.0 million in any taxable year. Compensation in excess of $1.0 million per year paid to these executive officers at the end of such fiscal year generally must be "performance-based" compensation as determined under Section 162(m). The Committee generally intends to comply with the requirements for full deductibility of executive compensation under Section 162(m). However, the Compensation Committee will balance the costs and burdens involved in such compliance against the value to Capstone and its stockholders of the tax benefits to be obtained by Capstone. The Compensation Committee may, in some circumstances, pay compensation that is not fully deductible if in its determination such costs and burdens outweigh such foregone benefits.

                                          COMPENSATION COMMITTEE

                                          John Jaggers
                                          Benjamin M. Rosen

                               PERFORMANCE GRAPH*

     The graph below compares the cumulative total stockholder return on Capstone's common stock with the cumulative total return of the Nasdaq Index and the Russell 2000 Index from June 29, 2000, the day Capstone's shares of common stock commenced trading on the Nasdaq Stock Market, to December 30, 2000. The stock price performance shown in the graph below is provided pursuant to the rules of the Securities and Exchange Commission and should not be considered indicative of potential future stock price performance.

     The graph assumes an initial investment of $100 and, as required by the rules of the Securities and Exchange Commission, reinvestment of quarterly dividends.
PERFORMANCE GRAPH]

                                                     CAPSTONE TURBIN
                                                       CORPORATION                RUSSELL 2000                   NASDAQ
                                                     ---------------              ------------                   ------
June 2000                                                  100                         100                         100
September 2000                                             154                         101                          93
December 2000                                               62                          93                          62

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     On May 16, 1995, we entered into a Preferred Stock Purchase Agreement for series B preferred stock pursuant to which Fletcher Challenge Distributed Generation, Inc. purchased 3,333,334 shares of series B preferred stock. In connection with the series B preferred stock financing, we and Fletcher Challenge Power Marketing Limited, a New Zealand corporation and an affiliate of Fletcher Challenge Distributed Generated, entered into a Marketing and Licensing Agreement dated May 16, 1995. This agreement provided that Fletcher Challenge Power Marketing have the exclusive marketing rights for seven years from the date in which Capstone met a specified technological milestone. This milestone was met in 1999 and the original agreement term, therefore, would have expired in 2006. The marketing rights related to sales of our products throughout the world, exclusive of the United States, Canada, Mexico, Europe and Africa. We subsequently reacquired these marketing and licensing rights under the terms of the Marketing Rights Buyback Agreement, dated as of July 14, 1999, entered into by us, Awatea Holdings Limited, Fletcher Challenge and Fletcher Challenge Power Marketing. Among other things, the Buyback Agreement provided for our repurchase of Fletcher Challenge Power Marketing's marketing rights and future royalties on shipments in the specified territory. As part of the repurchase agreement, we elected to make an upfront payment of $9.0 million, resulting in a royalty obligation of 4%, up to a maximum of $11.0 million. The future royalty payments accelerated at a qualifying public offering and, accordingly, we paid the royalty maximum of $11 million from the proceeds of our initial public offering. As further provided in the repurchase agreement, on February 24,

---------------
* Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following stock performance graph shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

2000, we also issued 1,250,000 shares of series G preferred stock with a liquidation preference of $4.00 per share for no additional consideration to Awatea. Peter Steele was formerly designee of Fletcher Challenge to our Board of Directors, but resigned on October 11, 2000.

     On February 24, 2000, we issued 35,683,979 shares of series G preferred stock at a price of $4.00 per share to various investors some of whom were our officers, directors or five percent stockholders. Messrs. Aube, Jaggers, Rosen, Watts and Young obtained beneficial ownership of 3,750,000, 1,179,028, 1,407,528, 10,220 and 15,000 shares of series G preferred stock, respectively.

                               OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires Capstone's directors and officers, and persons who own more than ten percent of a registered class of Capstone's equity securities (collectively, "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Capstone's common stock. Insiders are required by the Securities and Exchange Commission's regulations to furnish Capstone with copies of all
Section 16(a) reports filed by such persons.

     To Capstone's knowledge, based on its review of the copies of such reports furnished to Capstone and written representations from the Insiders that no other reports were required, during the fiscal year ended December 31, 2000, all holdings and reportable transactions by Insiders in Company securities, other than those transactions described below, were reported on a timely basis pursuant to Section 16(a) filing requirements.

     Messrs. Aube, Jaggers, Rosen and Young, each a director of Capstone, did not file a Form 4 related to Capstone's series G preferred stock issuance in February 2000 and Capstone's secondary offering in November 2000. In compliance with Section 16(a) procedures for reporting transactions not reported on a timely basis, these transactions were reported by Messrs. Aube, Jaggers, Rosen and Young in their respective Form 5 filing for the 2000 fiscal year.

     Mr. Watts, Capstone's Chief Financial Officer, did not file a Form 4 related to Capstone's series G preferred stock issuance in February 2000 and the subsequent conversion of these series G preferred stock shares in July 2000 in connection with Capstone's initial public offering. In compliance with Section 16(a) procedures for reporting transactions not reported on a timely basis, these transactions were reported by Mr. Watts in a Form 5 filing for the 2000 fiscal year.

AVAILABLE INFORMATION

     Capstone is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by Capstone may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or at one of the Commission's regional offices. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. In addition, regional office information as well as the filings made by Capstone with the Commission may be accessed by way of the Commission's Internet address, http://www.sec.gov.

     CAPSTONE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THE PROXY STATEMENT IS DELIVERED, UPON THE REQUEST OF ANY SUCH PERSON, ADDITIONAL COPIES OF CAPSTONE'S FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2000, INCLUDING THE RELATED FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO THE FORM 10-K. REQUESTS FOR SUCH COPIES SHOULD BE ADDRESSED TO: CAPSTONE TURBINE CORPORATION, 21211 NORDHOFF STREET, CHATSWORTH, CALIFORNIA 91311, ATTN: INVESTOR RELATIONS OFFICER, TELEPHONE (818) 734-5300.

     DATED: Chatsworth, California, April 10, 2001.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER
                          CAPSTONE TURBINE CORPORATION

     This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Capstone Turbine Corporation (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

ROLE AND INDEPENDENCE: ORGANIZATION

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the Nasdaq. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

     The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

RESPONSIBILITIES

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.

     The Committee shall be responsible for:

      (1) Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

      (2) Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

      (3) Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number
          1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

      (4) Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

      (5) Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

      (6) Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

      (7) Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

      (8) Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

      (9) Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

     (10) Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

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PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          CAPSTONE TURBINE CORPORATION
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 9, 2001

               The undersigned stockholder of CAPSTONE TURBINE CORPORATION (the "Company") acknowledges receipt of a copy of the Annual Report and the proxy statement and, revoking any proxy heretofore given, hereby appoints Ake Almgren and Jeffrey Watts, or any of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at its executive offices at 21211 Nordhoff Street, Chatsworth, California, on May 9, 2001, at 9:00 A.M., and any adjournment or postponement thereof, and authorizes each of them to vote all of the shares of common stock of the Company held of record by the undersigned of March 23, 2000 that such undersigned would be entitled to vote if personally present.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT.


      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)

--------------------------------------------------------------------------------


                          CAPSTONE TURBINE CORPORATION

                             21211 Nordhoff Street
                          Chatsworth, California 91311

                              2001 ANNUAL MEETING
                                  MAY 9, 2001


                       YOUR VOTE IS IMPORTANT TO CAPSTONE


                  PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
      BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                    THE PROXY CARD MUST BE SIGNED AND DATED.

(Continued from other side)
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
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
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY DIRECTION IS INDICATED,                        [X] PLEASE MARK
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED BELOW IN                             YOUR VOTES
PROPOSAL 1.                                                                                             AS THIS


   1. ELECTION OF DIRECTORS:

      FOR ALL                WITHHOLD
  NOMINEES LISTED        AUTHORITY TO VOTE
    (EXCEPT AS           FOR ALL NOMINEES                                                           I PLAN TO ATTEND
     INDICATED)              LISTED                                                                   THE MEETING
        [ ]                    [ ]                                                                         [ ]


                                                                STOCKHOLDERS ARE URGED TO MARK, DATE,
                                                                SIGN AND RETURN THIS PROXY PROMPTLY IN
                                                                THE ENVELOPE PROVIDED, WHICH REQUIRES NO
                                                                POSTAGE IF MAILED IN THE UNITED STATES.


     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED BELOW, WRITE THAT NOMINEE'S NAME IN THE LINED SECTION PROVIDE BELOW.

     NOMINEES: AKE ALMGREN, RICHARD AUBE, JOHN JAGGERS, JEAN-RENE MARCOUX,
               JOHN G. MCDONALD, BENJAMIN M. ROSEN AND ERIC YOUNG.

          THIS PROXY WITHHOLDS AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


2. IN THEIR DISCRETION, UPON ANY AND ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR
     POSTPONEMENT THEREOF.


          SIGNATURE(s) _________________________________________________________                       DATE _______________


          THE SIGNATURE SHOULD CORRESPOND EXACTLY WITH THE NAME APPEARING ON THE CERTIFICATE EVIDENCING YOUR COMMON STOCK. IF MORE
          THAN ONE NAME APPEARS, ALL SHOULD SIGN. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.
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